GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the "Agreement") is dated **June 20, 2008** by **Wilbert H. Marmion III and Ellen M. Raidl** individuals having an address at **9019 Southleigh Dr. Spring, TX 77379** (the "Guarantor") in favor of **AQUENT LLC**, a limited liability corporation having an address at 711 Boylston St Boston, MA 02116-2616 ("Lender").

W I T N E S S E T H:

A. Concurrently herewith, Lender has agreed to provide to **Marmion Industries Corporation, Marmion Investments, Inc d/b/a Marmion Air Service, Federal ID # 83-0397169**, a **Texas** Corporation having an address at **9103 Emmott Rd. Bldg 6-A Houston, TX 77040** (the "Merchant") accounts receivable financing and other financing accommodations through the purchase of the Merchant's selected accounts receivable (the "Program") pursuant to a Merchant Services Agreement by and among Merchant, Lender and Aquent, LLC (the "Merchant Services Agreement").

B. The Merchant has requested Lender to make certain loans (the "Loans") to the Merchant in order to secure and fund the Merchant's obligation to repurchase accounts receivable pursuant to and in accordance with the Merchant Services Agreement, and Lender has agreed to do so, all in accordance with the terms and conditions of a Line of Credit Agreement between the Merchant and Lender (the "Line of Credit Agreement").

C. The Loans are evidenced by a promissory note (the "Note") dated the date hereof from the Merchant to Lender.

D. The Guarantor, in the case **Wilbert H. Marmion III** is a shareholder and President of the Merchant **Marmion Industries Corporation, Marmion Investments, Inc. d/b/a Marmion Air Service** and in the case of **Ellen M. Raidl** a spouse of President of the Merchant **Marmion Industries Corporation, Marmion Investments, Inc. d/b/a Marmion Air Service** and each acknowledges that Guarantor will derive direct and immediate financial and other benefits from the making of the Loans by Lender to the Merchant.

E. Lender has required that the Guarantor execute and deliver this Agreement as a condition precedent to the making of the Loans to the Merchant.

F. Lender is relying upon the agreements and promises of the Guarantor set forth in this Agreement.

NOW, THEREFORE, in order to induce Lender to make the Loans to the Merchant as aforesaid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby agree for the benefit of Lender as follows:

ARTICLE I

1.1 Joint and Several Liability. In the event there is more than one Guarantor hereunder, any agreement, promise, undertaking, representation or warranty of the Guarantor set forth in this Guaranty and in any document or certification executed and delivered by the Guarantor in connection with this Guaranty shall be deemed to have been made and given jointly and severally by each of the Guarantor and each reference herein to the Guarantor shall be deemed to be a reference to each Guarantor individually and/or collectively, as the context shall require.

1.2 Definitions. Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Line of Credit Agreement.

1.3 Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees to Lender the prompt, punctual and full payment when due (whether at stated maturity, by acceleration or otherwise) of all principal, interest and other amounts now or hereafter owing by the Merchant to Lender under the Note and all other documents executed and delivered in connection therewith (collectively with the Note, the "Loan Documents") (as the Loan Documents may from time to time be modified, extended, replaced or substituted), including, without limitation, post-petition interest on the Note in the event the Merchant files, or has filed against it, a petition in bankruptcy (collectively, the "Obligations").

1.4 Guaranty Unconditional. The obligations of the Guarantor hereunder are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity, or enforceability of the Note or any other Loan Documents or any term or provision thereof or of any other document relating to the Obligations or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

1.5 Consent. The Guarantor hereby consents that any or all of the following actions may be taken or things done without notice to the Guarantor and without affecting the liability of the Guarantor under this Agreement:

(a) The time for performance of or compliance with any of the Obligations may be accelerated or extended or such performance or compliance may be waived by Lender (including, without limitation, the renewal, extension, acceleration, or other change in time of payment, or other terms of, the Obligations such as an increase or decrease in the rate of interest thereon);

(b) Any of the acts referred to in the terms of the Loan Documents may be performed;

(c) The terms of any of the Obligations or any term or condition in any Loan Document may be amended by the Merchant and Lender for the purpose of adding any provisions thereto or changing in any manner the rights of Lender or of the Merchant there under;

(d) Any collateral which has been granted, is herein granted or may hereafter be granted by the Merchant or any Guarantor to Lender to secure all or any part of the Obligations, including without limitation, the collateral securing the Note (collectively, the "Lender Collateral"), may be exchanged, surrendered, or otherwise dealt with, and Lender's interest thereunder may be released and may or may not be perfected, all as Lender in its sole discretion may determine;

(e) Lender may apply any of the aforesaid Lender Collateral to the Obligations and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as Lender may in its sole discretion determine (in accordance with the terms and conditions of the relevant Loan Documents with respect thereto), all without affecting the liability of the Guarantor hereunder; and

(f) Lender may take any action or permit or waive any action or inaction on the part of any party with respect to the Obligations and any Lender Collateral or other security granted in connection therewith, all without affecting the liability of the Guarantor hereunder.

1.6 **Lender Collateral.** The Guarantor acknowledges that their obligations hereunder will not be affected by (i) Lender's failure to properly create a lien on or security interest in the Lender Collateral, (ii) Lender's failure to create or maintain a priority with respect to the lien on, or security interest purported to be created in, the Lender Collateral or (iii) any act or omission of Lender (whether negligent or otherwise) which adversely affects Lender's purported security interest in the Lender Collateral or lien thereon or the priority of such security interest or lien.

1.7 **Tolling of Statute of Limitations.** The Guarantor agrees that any payment of any of the Obligations or other acts which shall toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Guarantor's liability hereunder.

1.8 **Waiver.** The Guarantor hereby expressly waives diligence, presentment, demand for payment, protest, the benefit of any statute of limitations affecting the Merchant's liability under any Loan Document or the enforcement of this Agreement, the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of the Merchant or any of the Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Agreement, the incurring of the Obligations or notice of any default or Event of Default under the Loan Documents, and any requirement that Lender exhaust or enforce any right, power or remedy or proceed against the Merchant, the Lender Collateral or any other security for, or any other guarantor of, or any other party liable for, any of the Obligations. The Guarantor further waives all rights to assert any defense, setoff, counterclaim or cross claim of any nature whatsoever with respect to this Agreement and the Guarantor's obligations hereunder. The Guarantor specifically agrees that it will not be necessary or required, and the Guarantor shall not be entitled to require, that Lender file suit or proceed to assert or obtain a claim for personal judgment against the Merchant for the Obligations or to make any effort at collection or enforcement of the Obligations from the Merchant or foreclose against or seek to realize upon the Lender Collateral or any other security now or hereafter existing for the Obligations or this Agreement or file suit or proceed to obtain or assert a claim for personal judgment against any other guarantor or other party liable for the Obligations or make any effort at collection of the Obligations from any such party or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Obligations or any security or guaranty relating thereto or assert or file any claims against the assets of the Merchant or other person liable for the Obligations, or any part thereof, before or as a condition of enforcing the liability of the Guarantor hereunder.

1.9 **Certain Rights.** Lender may pursue its rights and remedies under this Agreement and shall be entitled to payment hereunder notwithstanding (i) any other guaranty by any other party of all or any part of the Obligations, (ii) any action taken by Lender to enforce any of its rights or remedies under such other guaranty or any security agreement, mortgage or deed of trust, or (iii) any payment received under such other guaranty or any security agreement, mortgage or

Initials ____

deed of trust In pursuing its rights under this Agreement or any Loan Document, Lender need not join the Guarantor in any suit against the Merchant or join the Merchant or other guarantors in any suit against the Guarantor. The Guarantor waives any right to require Lender to (a) give notice of the terms, time, and place of any public or private sale of any Lender Collateral or any other security granted in connection with the Obligations, or (b) comply with any other provisions of Section 9-504 of the Uniform Commercial Code

1.10 Continuing Guaranty. This Agreement shall be a continuing guaranty and any other guarantor or guarantors of all or a portion of the Obligations may be released without affecting the liability of the Guarantor hereunder

1.11 No Subrogation. The Guarantor hereby irrevocably and unconditionally waives (a) all rights of subrogation, reimbursement, contribution, indemnification, setoff or other recourse in respect of sums paid or payable by the Guarantor to Lender hereunder, (b) all statutory, contractual, common law, equitable and other claims against the Merchant and/or its assets or any other guarantor and (c) all other benefits which the Guarantor might otherwise directly or indirectly receive or be entitled to by reason of any amounts paid by or collected or due from (i) the Guarantor hereunder, (ii) the Merchant, or (iii) any other guarantor, including, but not limited to, any rights which the Guarantor may have by reason of any rights, powers, or remedies of the Merchant in connection with any anti-deficiency or similar laws limiting or qualifying the Obligations

1.12 Reinstatement. The liability of the Guarantor hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent that for any reason any payment by or on behalf of the Merchant is rescinded or must be otherwise restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid

1.13 Compromise and Settlement. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver, or modification of any of the Obligations or the release or discharge of the Merchant from the performance of any of the Obligations shall release or discharge the Guarantor from this Agreement

1.14 Insolvency. The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, or receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting the Merchant or the disaffirmance of the Note or any other Loan Document in any such proceeding shall not release or discharge the Guarantor from this Agreement

1.15 Further Payments. The Guarantor further agrees to pay forthwith, upon demand, all costs and expenses (including reasonable attorneys' and appraisers' fees) incurred or expended by Lender in connection with this Agreement and the enforcement thereof

1.16 Secured Filing. The Guarantor further agrees and acknowledges that Lender shall file a UCC-1 in Guarantor's name in their state of domicile to secure Lender's interest in the transaction

ARTICLE II

2.1 Representations and Warranties. The Guarantor represents and warrants to Lender as follows:

(a) This Agreement has been duly executed and delivered by the Guarantor and is the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms

(b) The execution, delivery and performance under this Agreement does not and will not (i) violate any provision of any existing law, statute, rule or regulation, (ii) conflict with, result in a breach of or constitute a default under (A) any order, judgment, award or decree of any court, governmental authority, bureau or agency or (B) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Guarantor is a party or by which any of its properties or assets may be bound, or (iii) result in the creation or imposition of any lien upon or with respect to any property or asset now owned or hereafter acquired by the Guarantor other than liens in favor of Lender

(c) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Loan Documents or the transactions contemplated thereby, other than the filing of financing statements and like documents in connection with the liens being granted in favor of Lender

(d) The Guarantor is not in violation of any applicable law, rule, regulation, statute, ordinance, or any order, judgment, award or decree of any court, governmental authority, bureau or agency, the violation of which might have a materially adverse effect on the assets, liabilities or financial condition of the Guarantor

(e) The Guarantor is not in default in the payment or performance of any of his or her obligations or in the performance of any mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound. The Guarantor is not in default under any order, award or decree of any court, arbitrator, or governmental authority binding upon or affecting the Guarantor or by which any of his or her properties or assets may be bound or affected

(f) All federal, state and other tax returns of the Guarantor required by law to be filed have been duly filed or extensions obtained, and all federal, state and other taxes, assessments and governmental charges or levies upon the Guarantor or any of his or her properties, income, profits or assets which are due and payable have been paid or provided for

(g) All information, reports and other papers and data furnished by or on behalf of the Guarantor to Lender in connection with the Loan were, at the time the same were so furnished, complete and correct in all material respects. No document furnished or statement made to Lender in connection with the negotiation, preparation or execution of the Loan Documents contains any materially untrue statement of fact or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading

(h) The Guarantor does not intend to, nor does the Guarantor believe that he or she will, incur debts beyond their ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Guarantor, and of amounts to be payable on or in respect of indebtedness of the Guarantor) The cash available to the Guarantor, after taking into account all other anticipated uses of the cash of the Guarantor, is anticipated to be sufficient to pay all such amounts on or in respect of debt of the Guarantor when such amounts are required to be paid

ARTICLE III

3.1 Covenants. The Guarantor covenants and agrees that until all the Obligations have been satisfied and paid in full, the Guarantor will comply with the following covenants:

(a) The Guarantor shall cause the Merchant to fully perform and observe all of the covenants, agreements and obligations of the Merchant under each of the Loan Documents

(b) The Guarantor shall deliver to Lender, (i) not later than April 15 (or such later date to which the Guarantor has obtained an extension) of each year in which the Obligations are outstanding, copies of the federal income tax return filed by the Guarantor for the preceding calendar year, and (ii) not later than February 15 of each year in which the Obligations are outstanding, personal financial statements of the Guarantor setting forth all assets and liabilities and such other information as Lender may reasonably request with respect to the preceding calendar year

(c) For so long as the Obligations are outstanding, no Guarantor shall transfer, assign or otherwise dispose of any material asset other than in a bona fide, arm's length transaction for fair and adequate consideration

ARTICLE IV

4. Event of Default. Each of the following shall constitute an Event of Default hereunder:

(a) The occurrence of any Event of Default under the Note or any of the other Loan Documents

(b) If any representation or warranty made by or on behalf of the Guarantor contained herein is false or incorrect in any material respect when made

(c) The Guarantor shall default in the performance or observance of any covenant or agreement set forth herein, which default shall continue unremedied for 15 days after the Guarantor shall have become aware of such default. Without limiting the generality of the foregoing, it shall constitute an Event of Default hereunder if the Guarantor shall fail to deliver to Lender within the applicable time periods the financial statements, tax returns and other information required to be delivered pursuant to Section 3.1(b) hereof

(d) The Guarantor shall (i) default in any payment of the principal of or interest on any indebtedness owing to Lender after the expiration of any applicable grace period, (ii) default in any payment of the principal of or interest on any other indebtedness for money borrowed beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (iii) default in the observance or performance of any material term or provision of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default or other event is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity and as the result of such default or event such indebtedness has been accelerated and become due and payable prior to its stated maturity.

(e) A final judgment shall be entered against the Guarantor by any court for the payment of money which, together with all other outstanding judgments against the Guarantor, exceeds $50,000 in the aggregate, which judgment is not fully covered by insurance, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Guarantor which, together with such other property subject to such process, exceeds in value $50,000 in the aggregate and, if within 60 days (10 days if such aggregate amount exceeds $100,000) after the entry, issue or levy thereof, such judgment, warrant or process shall not have been discharged or stayed pending appeal, or, if within 60 days (10 days if such aggregate amount exceeds $100,000) after the expiration of any such stay, such judgment, warrant or process shall not have been discharged.

(f) (i) If the Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to him or her or seeking to adjudicate him or her a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to him or her or his or her debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it for all or any substantial part of his or her assets, or if such Guarantor shall make a general assignment for the benefit of his or her creditors; (ii) if the Guarantor shall commence any case, proceeding or other action of a nature referred to in the preceding clause (i) which (A) results in the entry of an order for relief of any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; (iii) there shall be commenced against the Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within 90 days from the entry thereof; (iv) the Guarantor shall take any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any of the acts set forth in the preceding clauses (i), (ii) or (iii).

ARTICLE V

5. **Remedies.** Upon the occurrence of an Event of Default or in the event that any portion of the Obligations shall have been declared due and payable (whether at the stated maturity, by acceleration or otherwise), Lender may, in addition to all other rights and remedies as may be available at law or in equity or under the terms of any of the Loan Documents and without demand of performance or other demand, advertisement or notice of any kind, immediately set off any or all of the Obligations against any property of the Guarantor which may now or hereafter be in Lender's possession or control, and such right of setoff shall be deemed to have been exercised immediately upon the occurrence of such Event of Default even though such setoff is not noted on Lender's records until a later time. The Guarantor shall be liable for the deficiency if the proceeds of any sale or other disposition of any Lender Collateral are insufficient to pay all amounts to which Lender is entitled hereunder, including the fees of any attorneys employed by Lender to collect such deficiency.

ARTICLE VI

6.1 **No Waiver; Cumulative Remedies.** No failure to exercise and no delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or

privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

6.2 Amendment. No modification, amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Lender and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, all future holders of the Obligations and their respective heirs, legal representatives, successors and assigns.

6.4 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.5 No Third Party Rights. This Agreement is solely for the benefit of Lender and its successors and assigns, and no other person shall have any right, benefit, priority or interest in, under or because of the existence of, this Agreement.

6.6 Notice. All notices contemplated or required by this Agreement shall be deemed to have been duly given when given in writing and hand delivered to the other party, or deposited in the U.S. Mail, postage prepaid, certified mail, return receipt requested, to the other party's address set forth in this Agreement. Any party may change the address for notice purposes by giving notice in accordance with this Agreement.

6.7 Consent to Jurisdiction. The Guarantor hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement or the indebtedness evidenced hereby, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected in accordance with the notice provisions set forth above;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

6.8 Acknowledgment by Guarantor. The Guarantor acknowledges that:

(i) he has been represented by counsel in the negotiation, execution and delivery of this Agreement and the other documents executed and delivered to Lender in connection herewith;

(ii) Lender has no fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Agreement or the indebtedness evidenced hereby and the relationship between the Guarantor and Lender is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or otherwise exists by virtue of the transactions contemplated hereby between Lender and the Guarantor.

6.9 Waiver of Jury Trial. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

6.10 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Initials

6.11 Security for Guaranty This guarantee is ☐ unsecured ☑ secured by a mortgage or security agreement dated **June 20, 2008** ☐ secured by **[Description]**

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Agreement as of the day and year first above written

MARMION INDUSTRIES CORPORATION
MARMION INVESTMENTS, INC.
d/b/a MARMION AIR SERVICE

Name: Wilbert H. Marmion III, President
SS#: 451-94-5814

JUNNY KARINA PARRALES
Notary Public, State of Texas
My Commission Expires
September 18, 2011

State of: TX
County of: Harris
Wilbert H. Marmion III, President of **Marmion Industries Corporation, Marmion Investments, Inc d/b/a Marmion Air Service** did personally appear before me on this 27 th day of June 2008
Notary Public: Junny Karina Parrales
My Commission Expires: Sept. 18, 2011

JUNNY KARINA PARRALES
Notary Public, State of Texas
My Commission Expires
September 18, 2011

Name: Ellen M. Raidl
SS#: 437-25-5589

State of: TX
County of: Harris
Ellen M. Raidl, spouse of President of **Marmion Industries Corporation, Marmion Investments, Inc. d/b/a Marmion Air Service** did personally appear before me on this 27th day of June 2008
Notary Public: Junny Karina Parrales
My Commission Expires: Sept. 18, 2011